Other current assets	12 Months Ended
Dec. 31, 2021
Other current assets [Abstract]
Other current assets	Other current assets

	2021	2020
	(in € millions)
Content assets	161	92
Prepaid expenses and other	74	47
Derivative assets	11	12
Total	246	151
Content asset amortization of €122 million, €48 million, and €20 million is included in cost of revenue in the consolidated statement of operations for the year ended December 31, 2021, 2020, and 2019, respectively.